Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

Figure brings $YLDS to Solana, unlocking real RWA utility for DeFi

$YLDS will deliver fiat on/off ramp capabilities and a yielding stablecoin to the Solana ecosystem and sets the stage for Solana-native Figure RWA applications

NEW YORK – November 12, 2025 – Figure Technology Solutions, Inc. (Nasdaq: FIGR) today announced that its subsidiary, Figure Certificate Company (FCC), intends to begin minting $YLDS, a registered public debt security, natively on Solana. $YLDS is a security-version of stablecoin, designed to maintain a fixed dollar price and provide a continuous yield backed by U.S. Treasuries and Treasury repo agreements. Exponent Finance, a decentralized finance yield exchange platform on Solana, intends to be the first user of $YLDS.

The move marks the beginning of a broader, long-term ambition between Figure and Provenance Blockchain Foundation to build on Solana. As part of its efforts to promote real-world asset applications in DeFi, Figure intends to work with Provenance Blockchain to allow Solana users to access yield from a variety of Figure assets, including loans. Over the coming weeks, Figure expects to expand this collaboration with additional Solana-native integrations and initiatives that further demonstrate its leadership in bringing compliant, decentralized finance to scale.

“We are thrilled to partner with Exponent Finance as a first mover in bringing $YLDS to the Solana ecosystem,” said Mike Cagney, Figure’s co-founder and executive chairman. “We see this as a way to future-proof fiat rails onto Solana while bringing an SEC-registered yielding stablecoin to the ecosystem.”

Builders on Solana will be able to access $YLDS for payment, cross-border remit, yield and settlement applications, including directly settling SOL trades with $YLDS. In the spirit of the partnership, Figure has begun accepting SOL as collateral for crypto-backed loans with the intent to expand this to locked SOL and adopt Figure’s liquidation protection option for SOL-backed loans.

“Real-world assets (RWAs) on Solana are quickly approaching $1B, as everything from traditional assets to real estate and more are tokenized on onchain,” said Lily Liu, President, Solana Foundation. “Figure’s integration builds on that momentum and demonstrates how regulated, yield-generating assets can enhance utility across the Solana ecosystem.”

Figure believes $YLDS will deliver three key advantages to the Solana ecosystem:

●	Real-world utility: Unlike theoretical RWA concepts, $YLDS offers immediate, practical applications. The yield-bearing stablecoin, backed primarily by U.S. Treasuries, is already powering Figure’s live Democratized Prime product on the Provenance Blockchain and will soon integrate with Exponent Finance’s yield exchange protocol on Solana, demonstrating tangible DeFi utility from day one.
●	Developer-ready composability: Built as a foundational primitive for Solana’s DeFi ecosystem, $YLDS serves as a dependable base asset that developers can seamlessly integrate into their protocols, centered around a stable, yield-generating core.
●	Institutional-grade credibility: Figure’s track record speaks for itself, having originated over $19 Billion in loans on public blockchain with a compliance-first approach. This proven operational history, combined with the comprehensive regulatory scheme that applies to $YLDS, provides the institutional credibility and regulatory clarity that sets it apart from speculative RWA projects. With Figure’s recent IPO, $YLDS brings battle-tested infrastructure to Solana’s expanding DeFi landscape.

Explore how Figure is building compliant DeFi infrastructure by visiting ylds.com and explore Democratized Prime lending pools on figuremarkets.com.

###

About Figure Technology Solutions, Inc.

Figure Technology Solutions, Inc. (Nasdaq: FIGR) is a Provenance Blockchain-native capital marketplace that seamlessly connects origination, funding, and secondary market activity. More than 200 partners use its loan origination system and capital marketplace. Collectively, Figure and its partners have originated over $19 Billion of home equity to date, among other products, making Figure’s ecosystem the largest non-bank provider of home equity financing. The fastest growing components are Figure Connect, its consumer credit marketplace, and Democratized Prime, Figure’s on-chain lend-borrow marketplace. Figure’s ecosystem also includes DART (Digital Asset Registry Technology) for asset custody and lien perfection, and $YLDS, an SEC-registered yield-bearing stablecoin that is issued by a tokenized face-amount certificate company, which is a type of registered investment company.

Figure is the market leader in real-world asset (RWA) tokenization and its most recent securitization received a AAA rating from S&P, the first of its kind for blockchain finance. For more information, visit https://figure.com or follow Figure on LinkedIn.

Figure Certificate Company:

Investment products: Not FDIC Insured, No Bank Guarantee, May Lose Value.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the foregoing securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would not be permitted.

$YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), which is the issuer of the certificates. The registration of $YLDS and FCC with the SEC does not imply approval of either by the SEC. More information about FCC and $YLDS can be found on FCC’s website, available Here.

You should consider the investment objectives, risks, charges and expenses of certificates carefully before investing. Download a free prospectus, which contains this and other important information about our certificates. Read the prospectus carefully before you invest. Figure Certificate Company Prospectus available Here.

Figure Certificate Company is a wholly owned subsidiary of Figure Technology Solutions, Inc.

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11/12/25, 1:48 PM Figure brings $YLDS to Solana, unlocking RWA utility for DeFi | Figure

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November 12, 2025 | Debra Jack, VP of Communications and Content

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©2025 Figure Lending LLC

Figure Lending LLC dba Figure 650 S. Tryon Street, 8th Floor, Charlotte, NC 28202. (888) 819-6388. NMLS ID 1717824. For licensing information go to www.nmlsconsumeraccess.org. Equal Opportunity Lender.
For general customer support, call (888) 819-6388 Monday - Friday, 6am - 9pm PT, Saturday - Sunday, 6am - 5pm PT (excluding holidays).

Figure Home Equity Line is available in AK, AL, AR, AZ, CA, CO, CT, DC, DE, FL, GA, IA, ID, IL, IN, KS, KY, LA, MA, MD, ME, MI, MN, MO, MS, MT, NC, ND, NE, NH, NJ, NM, NV, OH, OK, OR, PA, RI, SC, SD, TN, TX, UT, VA, VT, WA, WI, WV, WY.

Equal Housing Opportunity

This site is not authorized by the New York State Department of Financial Services. No mortgage solicitation activity or loan applications for properties located in the State of New York can be facilitated through this site.

Figure Lending LLC is a wholly-owned subsidiary of Figure Technology Solutions, Inc., a financial technology company.

The Figure Fixed Rate Home Equity Line is an open-end product where the full loan amount (minus the origination fee) will be 100% drawn at the time of origination. The initial amount funded at origination will be based on a fixed rate; however, this product contains an additional draw feature. As the borrower repays the balance on the line, the borrower may make additional draws during the draw period. If the borrower elects to make an additional draw, the interest rate for that draw will be set as of the date of the draw and will be based on an Index, which is the Prime Rate published in the Wall Street Journal for the calendar month preceding the date of the additional draw, plus a fixed margin. **Accordingly, the fixed rate for any additional draw may be higher than the fixed rate for the initial draw.**

The Figure Variable Rate Home Equity Line is an open-end product where the full loan amount (minus the origination fee) will be 100% drawn at the time of origination. The initial amount funded at origination will be based on the selected rate at application and will be based on an Index, which is the Prime Rate published in the Wall Street Journal for the calendar month preceding the date of the initial draw, plus a stated margin; however, the rate and payment will adjust monthly based on the market and the fluctuation of the Index subject to a Rate Cap and Rate Floor. As the borrower repays the balance on the line, the borrower may make additional draws during the draw period. If the borrower elects to make an

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1. For the Figure Home Equity Line, approval may be granted in five minutes but is ultimately subject to verification of income and employment. Five business day funding timeline assumes closing the loan with our remote online notary, and where loan amounts are under $400,000 which would not require an appraisal. Funding timelines may be longer for loans secured by properties located in counties that do not permit recording of e-signatures or that otherwise require an in-person closing, or that require a waiting period prior to closing, or where loan amounts exceed $400,000. In addition, funding timelines may be longer if we cannot readily verify that your property is in at least average condition with no adverse external factors with a property condition report and need to order a desktop appraisal to confirm the value of your property.
2. Home values and price appreciation or depreciation are third-party estimates based on publicly available data and automated valuation models and do not constitute an appraisal of the subject property.
3. Our loan amounts range from a minimum of $15,000 to a maximum of $750,000. For properties located in AK, the minimum loan amount is $25,001 and for properties located in TX, the minimum loan amount is $35,000. Your maximum loan amount may be lower than $750,000, and will ultimately depend on your home value, lien position, credit profile, verified income amount, and equity available at the time of application. We determine home value and resulting equity through independent data sources and automated valuation models or appraisal. Loan amounts above $400,000 are subject to appraisal.
4. You should consult a tax advisor regarding the deductibility of interest and charges to your Figure Home Equity Line.
5. Average credit card rates on ValuePenguin, Average Home Equity rates on Bankrate
6. Available initial APRs range from 6.25% to 15.10%, which includes the payment of a higher origination fee in exchange for a reduced interest rate, which is not available to all applicants or in all states. The lowest APRs are only available to the most qualified applicants, depending on credit profile and the state where the property is located, and those who also select ten year loan terms; APRs will be higher for other applicants and those who select longer loan terms. Your actual rate will depend on many factors such as your credit, combined loan-to-value ratio, loan term, occupancy status, and whether you are eligible for and choose to pay a higher origination fee in exchange for a lower rate. Rates change frequently so your exact APR will depend on the date you apply. Additionally, for the variable rate HELOC, the APR is based on an interest rate index and the credit agreement margin, and an increase or decrease of the index value will cause a corresponding increase or decrease in the variable APR after account opening subject to a rate floor and rate cap, and your monthly payments may increase or decrease as the APR changes. APRs for home equity lines of credit do not include costs other than interest. You will be responsible for an origination fee of up to 4.99% of your initial draw, depending on the state in which your property is located and your credit profile. You may also be responsible for paying the costs of valuation if an AVM is not available for your property ($180), or an appraisal if your loan amount exceeds $400,000 ($500–$2,000, depending on property type, property value, and state), manual notarization if your county doesn't permit eNotary ($350), and recording fees ($0 - $315) and recording taxes, which vary by state and county ($0–$1,400 per one hundred thousand dollars borrowed). Property insurance is required as a condition of the loan and flood insurance may be required if your property is located in a flood zone.

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